UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2008

SHELTER PROPERTIES V LIMITED PARTNERSHIP

(Exact name of Registrant as specified in its charter)

            South Carolina

  0-11574

  57-0721855

(State or other jurisdiction

(Commission

     (I.R.S. Employer

     of incorporation)

File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2008, Apartment Investment and Management Company (“Aimco”) announced that Scott W. Fordham, Senior Vice President and Chief Accounting Officer of Aimco and the Registrant’s corporate general partner, has announced his resignation. Mr. Fordham has chosen to leave Aimco to return to Texas to pursue an opportunity as chief accounting officer with an office REIT led by Tom August, the former CEO of Prentiss Properties Trust ("Prentiss"), with whom Mr. Fordham served as senior vice president and chief accounting officer prior to Prentiss’s 2006 merger with Brandywine Realty Trust.

Mr. Fordham will remain with Aimco through the first quarter close in order to ensure an orderly transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELTER PROPERTIES V LIMITED PARTNERSHIP

By:

Shelter Realty V Corporation

Corporate General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

March 31, 2008